UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2020

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-224484	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-224484-02	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-224484-01	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 22, 2020, Citibank, N.A., as Seller, completed a lump removal of receivables in the amount of $5,055,783,870.60, of which $58,295,379.05 were Finance Charge Receivables and $4,997,488,491.55 were Principal Receivables, from a total of 2,533,329 randomly selected Accounts designated to the Citibank Credit Card Master Trust I (the “Master Trust”). The lump removal complied with the conditions for such lump removals required by Section 2.10(a) of the Amended and Restated Pooling and Servicing Agreement dated as of October 5, 2001, as amended and restated as of October 5, 2001, as amended and restated as of August 9, 2011 and as further amended and restated as of November 10, 2016, and Section 8.06 of the Amended and Restated Series 2000 Supplement thereto dated as of September 26, 2000, as amended and restated as of August 9, 2011, and as further amended by Amendment No. 1 thereto dated as of November 10, 2016 (together, the “Pooling and Servicing Agreement”), each between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee. These conditions included receipt of confirmation from each Rating Agency that the lump removal would not cause the rating assigned by it to any outstanding Notes to be withdrawn or reduced, and delivery by Citibank of an officer’s certificate to the effect that Citibank reasonably believed that the removal would not (1) cause an early amortization event or a reduction of the amount of finance charge collections for any Series of Master Trust Investor Certificates below the level required by each Rating Agency that have rated outstanding Notes or (2) adversely affect the amount or timing of payments to Investor Certificateholders of any Series.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Pooling Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,

as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Donna L. VanBockern
Donna L. VanBockern
Vice President

Dated: February 24, 2020

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